Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of NOVAGOLD Resources Inc. (the “Registrant”) for the period ended May 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David A. Ottewell, Vice President and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 24, 2020

By:	/s/ David A. Ottewell
David A. Ottewell
Vice President and Chief Financial Officer
(principal financial and accounting officer)